UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2022 (October 25, 2022)

BONANZA GOLDFIELDS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53612	26-2723015
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37th Floor, Singapore Land Tower
50 Raffles Place
Singapore 048623
(Address of principal executive offices)

+65 6829 7029

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common	BONZ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01. Entry into a Material Definitive Agreement.

Bonanza Goldfields Corp., a Nevada corporation (“BONZ”), entered into a Share Swap Agreement with China Information Technology Development Limited (Stock Code: 8178.HK), a company listed in the Stock Exchange of Hong Kong Limited (“CITD”), pursuant to which BONZ agreed to acquire 26,520,386 Ordinary Shares of CITD, constituting approximately 5.15% of the issued share capital of CITD and approximately 4.9% of the enlarged issued share capital of CITD, in consideration of 218,574,609 shares of BONZ’s common stock, constituting approximately 11.25% of the issued and outstanding common stock of BONZ and approximately 0.153% of BONZ’s issued and outstanding common stock and common stock committed to be issued, in accordance with the terms and conditions of that certain Share Swap Agreement, dated October 25, 2022, by and between BONZ and CITD (the “Share Swap Agreement”). The share swap transaction contemplated in the Share Swap Agreement is anticipated to close 90 days from October 25, 2022, or such other later date as is necessary to comply with all applicable rules and regulations of the United States of America and Hong Kong in respect of the share swap transaction.

BONZ will not issue any shares of common stock to CITD until its corporate action to increase its authorized share capital pending with FINRA has been approved.

The foregoing description of the Share Swap Agreement is qualified in its entirety by reference to the Share Swap Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

10.1	Share Swap Agreement, dated October 25, 2022, by and between Bonanza Goldfields Corp. and China Information Technology Development Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Goldfields Corp.
Dated: October 25, 2022

	By:	/s/ Tee Soo Tan
Tee Soo TAN
Chief Executive Officer

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